

electroCore™

A Bioelectronic Medicine & Wellness Company

Nasdaq: ECOR

Corporate Presentation

January 2026

Forward Looking Statements

In addition to historical information, this presentation may contain forward-looking statements with respect to our business, capital resources, strategy and growth, reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to a number of risks, uncertainties and assumptions, and you should not rely upon forward-looking statements as predictions of future events. All forward-looking statements may be based upon current estimates and expectations about future events and financial and other trends. There is no guarantee that future results, performance or events reflected in the forward-looking statements will be achieved or occur. No person assumes responsibility for the accuracy and completeness of the forward-looking statements, and, except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons why actual results could differ materially from those or our situation may change in the future.

Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by terms such as "anticipates," "believes," "could," "seeks," "estimates," "intends," "may," "plans," "potential," "predicts," "projects," "should," "will," "would" or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our management's beliefs and assumptions only as of the date they are made and are only predictions that may be inaccurate. You should read the Risk Factors set forth in our reports filed from time to time with the Securities and Exchange Commission, which factors may cause our actual future results to be materially different from what we expect.

The electroCore logo, gammaCore, Truvaga, TAC-STIM, NeuroMetrix, and Quell, names, logos, and other trademarks of electroCore, Inc. appearing in this presentation are the property of electroCore, Inc. All other trademarks, service marks and trade names in this presentation are the property of their respective owners. Unless otherwise indicated, we have omitted the ® and ™ designations, as applicable, for the trademarks used in this presentation.

Investor Highlights

A Bioelectronic Medicine & Wellness Company

Focused on Multiple Indications
- FDA Cleared for the prevention and treatment of primary headache in adults and adolescents
- FDA Authorized for symptoms of Fibromyalgia
- Wellness solution for sleep, stress, focus
- Variety of products, price points, and business models for different end users

Rapidly Growing
- 5-year revenue CAGR of 55% through FY 25 (estimated)

Compelling and Improving Business Model
- ~85% gross margins
- Investing in growth
- Sales and Marketing expense scale with revenue growth (approximately 25% - 30% of sales)

Large and Growing Opportunity[1]
- $20 billion spent annually out-of-pocket for chronic pain treatments
- Primary headache estimated to affect more than 39M adults in the U.S. and 6% of U.S. adults suffer from fibromyalgia
- Expanding into consumer wellness and human performance markets
- Potential label extensions to PTSD, mild Traumatic Brain Injury (mTBI), and others through company owned or distributed products

Select Guidance
- 2025 revenue guidance of approx. $31.8 – $32.0 million
- Approx. $11.6 million of cash, cash equivalents, and marketable securities (“Total Cash”) at December 31, 2025
- Forecasting cash positive (as measured by adjusted EBITDA) in second half of 2026 with approximately $12 million in quarterly revenue
- Forecasting $5.0 million of net cash burn to fund operations in the first nine months of 2026

1. Sources on slide 21

Revenue


$ Millions
$5.5
$8.6
$16.0
$25.2
$32.0
2021
2022
2023
2024
2025*

*Guidance as of January 20, 2026, of $31.8 - $32.0 million


30
gammaCore Sapphire
00:30
truvaga
5
Ready

Bioelectronic Technologies

Rx Products	General Wellness	General Wellness


30
gammaCore
Sapphire




Back
90%
00:30
Remaining
5
ensity Level
4
6
8
10
truvaga


TAC STIM
Ready


LEARN MORE


30
gammaCore
Sapphire

gammaCore

Sapphire™

1st FDA-cleared non-invasive vagus nerve stimulator

- Fast acting, comfortable, easy to use hand-held option
- FDA Cleared for the prevention and treatment of primary headache in adults and adolescents
- No drug-drug interactions or drug-like side effects
- Can be used as a stand-alone therapy or alongside existing treatments
- Can use multiple times per day or month
- Cost dominance in the first-year when gammaCore therapy is used in conjunction with standard of care as supported by UK NICE Guidance

Quell® Technology

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First and only high-dose wearable neuromodulation device for chronic pain

FDA Authorized, non-invasive solution for fibromyalgia, a large, underserved market

- Symptom relief–beyond reduction in pain
- Drug free, no significant side effects
- Convenient, personalized treatment

- ECOR expects to leverage its sales channels, particularly the VA Hospital System
- Quell revenue of $757k in the first five months as a wholly-owned subsidiary



Quell
Fibromyalgia
For Patients
For Physicians
Contact Us
Refills
Get it Now
Introducing a new option for fibromyalgia
Fibromyalgia is a complex health condition that is difficult for patients and challenging for physicians. Quell® Fibromyalgia helps reduce symptoms in patients with fibromyalgia and high pain sensitivity.



truvaga

Meet Truvaga | Our Products | Vagus Nerve Science | Reviews | Blog | Support | SHOP NOW

Meet the Truvaga Vagus Nerve Stimulators



truvaga

Truvaga Plus



truvaga

Truvaga 350

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Transform the way you feel with Truvaga vagus nerve therapy. Our proven technology gently activates your vagus nerve, helping your body manage its “fight or flight” response with just a 2-minute session, day and night.

Reduce Stress | Improve Sleep | Restore Calm | Boost Clarity

Truvaga™ is a general wellness product and as such has not been evaluated by the US Food and Drug Administration. Truvaga products are not intended to diagnose, treat, cure, or prevent any disease or condition.

TAC-STIM

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TAC-STIM has been developed with support from the 711th Human Performance Wing Performance Optimization Branch of the United States Air Force to provide:

TAC-STIM

- Accelerated Training
- Sustained Attention
- Reduced Fatigue
- Improved Mood



TAC STIM
Ready

TAC-STIM™ is a [general wellness product] and as such has not been evaluated by the US Food and Drug Administration. TAC-STIM products are not intended to diagnose, treat, cure, or prevent any disease or condition.

Active Channels With Revenue Growth Opportunities

Channel	Description	TAM
VA Hospitals	Driving Rx sales in the Department of Defense and Community Care Network through the roughly 1,300 Department of Veterans Affairs and Military Treatment Facilities; Significant opportunity to add fibromyalgia offering to VA channel (40% prevalence[1])	$2.9B TAM[1]
US Commercial	Investing to drive prescription ("Rx") adoption in clinic-based systems	$101M TAM[1]
Health & Wellness	Truvaga 350 and Truvaga Plus for general wellness available via eCommerce store; Relaunch of Quell Relief for lower extremity pain in the future	$33B TAM[1]
TAC-STIM	TAC-STIM Human Performance for active-duty military	$9.7B TAM[1]
International	Continued sales in territories with favorable coverage decisions (NHS UK)	

1. Sources on slide 21

Bioelectronic Technology – Pipeline of Possible FDA Clearances

- Primary headache[1]
- Post-traumatic stress disorder (PTSD)[2,3]
- mild Traumatic Brain Injury (mTBI)[2]
- Symptoms of fibromyalgia[1]
- Chemotherapy induced peripheral neuropathy[2]
- Lower extremity pain OTC

gammaCore is the only FDA-cleared non-invasive VNS therapy in primary headache

Quell is the first and only FDA-authorized non-invasive therapy for symptoms of fibromyalgia

[1] Cleared indications, [2] Investigator Initiated Trials ongoing, [3]Breakthrough Designation

gammaCore (nVNS) currently is FDA-cleared for prevention of migraine and cluster headache, and acute treatment of migraine and episodic cluster headache, as well as the acute and preventive treatment of migraine in adolescents between 12 and 17 years of age

Broad Intellectual Property Portfolio

electroCore owns all intellectual property on which the technology relies

Expansive pioneering IP coverage of peripheral nerve stimulation and non-invasive, transdermal neuro-stimulation in the neck

We have patent coverage extending beyond 2040:

- Non-invasive vagal nerve stimulation for treating a variety of medical conditions or enhancing general wellness
- Electrical signals that pass comfortably through the skin to modulate underlying nerves
- Low-pass signal filtration that reduces painful signal harmonics
- Peripheral nerve stimulation for treating chronic pain
- Dynamic control of stimulation parameters and electrode impedance monitoring
- Wearable stimulation devices
- Growing digital health portfolio

>300

PATENTS AND PATENT APPLICATONS

~180 issued U.S. patents

~40 U.S. patent applications

~90 International patents and applications

Strategic Pivots

- **Pivot 1: the NeuroMetrix Acquisition**
  - Integration completed ahead of schedule
  - Revenue in our VA Channel exceeding expectations
  - Launch Quell for lower extremity pain under the Truvaga brand in early 2026
- **Pivot 2: strengthening our VA Hospital Channel**
  - Carefully adding field sales talent to fuel growth
  - Leverage published Clinical Practice Guidelines (CPG) for headache, PTSD, and other indications as available
- **Pivot 3: Developing our Wellness business**
  - Improved e-commerce and mobile app technology
  - Leverage AI to improve our e-commerce conversion rates
  - Growing contribution from affiliates at higher Return on Advertising Spend

Revenue Growth



Net Sales
$ in thousands
5-year TTM CAGR: 55%
$2,390
$3,496
$5,451
$8,592
$16,030
$25,182
$32.0M
46%
56%
58%
87%
57%
FY 2019
FY 2020
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025E*

*Guidance as of January 20, 2026 of $31.8 - $32.0 million

Capitalization Table

Fully diluted as of October 30, 2025
(in thousands)

Common Shares*	7,996	
Pre-Funded Warrants	883	
Warrants	1,497	Average Exercise price = $5.31
Options	518	Average Exercise price = $32.56
Restricted and Deferred Stock Units	589	RSUs/DSUs which vest through September 2028
Total	**11,483**	

*Excludes 295,420 shares of common stock reserved for up to $2.5 million of term debt conversion.

Experienced Management Team



Thomas J. Errico, MD
Chairman, Founder and Principal Investor

Nicklaus Children's Hospital
K2M
NYU Langone Health



Dan Goldberger
Chief Executive Officer

RMS Medical Products
XTANT Medical
synergy disc – Synergy Disc Replacement, Inc.
Sound Surgical Technologies LLC



Joshua Lev
Chief Financial Officer

HSBC
wellfleet partners, inc.
Aracle Capital, LLC – Bringing Value to the Surface



Peter Staats
Chief Medical Officer

Johns Hopkins School of Medicine
Premier Pain Centers

electroCore™

A Bioelectronic Medicine & Wellness Company

Nasdaq: ECOR



Appendix

TAM Sources

~~Sources:~~
VHA Data:
- Migraine Is a Commonly Treated Condition Among Veterans (Nov. 2022) https://www.usmedicine.com/current-issue/vha-data-migraine-is-a-commonly-treated-condition-among-veterans/
- https://www.polytrauma.va.gov/headache/
- https://pubmed.ncbi.nlm.nih.gov/34606694/

Stress:
- US: https://www.grandviewresearch.com/industry-analysis/us-workplace-stress-management-market-report
- Global:
  - https://www.linkedin.com/pulse/global-stress-management-market-size-2031-future-trends-z0yff/
  - https://marketresearchpulse.com/report/9869/stress-management-market

Sleep Aids Market: https://www.marketresearchfuture.com/reports/sleep-aids-market-11738#:~:text=Global%20Sleep%20Aids%20Market%20Overview,period%20(2023%20%2D%202032).

Mental Performance: https://www.grandviewresearch.com/industry-analysis/us-brain-health-supplements-market-report

Physical Performance:
- https://www.grandviewresearch.com/industry-analysis/us-wellness-fitness-products-market-report#:~:text=The%20U.S.%20wellness%20%26%20fitness%20products,6.1%25%20from%202024%20to%202030.
- https://usafacts.org/articles/how-many-people-are-in-the-us-military-a-demographic-overview/

Practicing chiropractors:
- https://www.acatoday.org/news-publications/newsroom/key facts/#:~:text=There%20are%20more%20than%2070%2C000,1%20and%20be%20state%20licensed.&text=Roughly%20another%203%2C000%20chiropractors%20work%20in%20academic%20and%20management%20roles.

Study:
- https://pmc.ncbi.nlm.nih.gov/articles/PMC5715542/#:~:text=The%20majority%20of%20chiropractors%20reported,migraine%20caseload%20(Table%202).
- UK: https://www.england.nhs.uk/2020/01/improved-nhs-migraine-care/#:~:text=Health%20chiefs%20and%20other%20experts,million%20migraine%2Drelated%20sick%20days.
- Scotland: https://www.scotpho.org.uk/media/1468/sbod2015-migraine.pdf

Fibromyalgia: 2006 Voices of Chronic Pain Survey (American Pain Foundation). IOM (Institute of Medicine): Relieving Pain in America. The National Academies Press, 2011. McCarberg et al. The Impact of Pain on Quality of Life and the Unmet Needs of Pain Management: Results From Pain Sufferers and Physicians Participating in an Internet Survey. American Journal of Therapeutics 2008. Gaskin et al. 2012. Nahin et al. 2015. Centers for Disease Control and Prevention, National Center for Health Statistics. Underlying Cause of Death 2000-2010 on CDC WONDER Online Database.